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                                                                   EXHIBIT 10.49

              SECOND AMENDED AND RESTATED PARTICIPATION AGREEMENT

         THIS SECOND AMENDED AND RESTATED PARTICIPATION AGREEMENT ("Agreement") by and among SUN HOME SERVICES, INC. ("Lender"), WOODWARD HOLDING, LLC ("Woodward") and the MILTON M. SHIFFMAN SPOUSE'S MARITAL TRUST UNDER TRUST AGREEMENT DATED APRIL 22, 1994 (the "Trust" and together with Woodward, the "Participants") is entered into as of December 30, 2002.

                                    RECITALS

         A. Lender, as assignee of Sun Communities Operating Limited Partnership ("SCOLP"), has provided to Origen Financial L.L.C. (the "Borrower") a line of credit facility in the amount of $48,000,000 (the "Line of Credit") pursuant to the terms and conditions of a certain Second Amended and Restated Subordinated Loan Agreement of even date herewith, (the "Line of Credit Loan Agreement"), as evidenced by a Seventh Amended and Restated Promissory Note of even date herewith in the principal amount of $48,000,000 (the "Line of Credit Note") executed and delivered by the Borrower.

         B. Lender, as assignee of SCOLP, has made a term loan in the amount of $10,000,000 (the "Term Loan", and together with the Line of Credit, the "Origen Loans") to Borrower pursuant to the terms and conditions of a certain Subordinated Term Loan Agreement of even date herewith (the "Term Loan Agreement", and together with the Line of Credit Loan Agreement, the "Loan Agreements"), as evidenced by a Term Promissory Note of even date herewith in the principal amount of $10,000,000 (the "Term Note" and together with the Line of Credit Note, the "Origen Notes") executed and delivered by the Borrower. All capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Loan Agreements.

         C. The payment and performance of the Origen Notes is secured by substantially all assets of the Borrower (the "Collateral") as described in and evidenced by (i) a First Amended and Restated Security Agreement between Borrower and Lender of even date herewith, (ii) a First Amended and Restated Limited Liability Company Interest Security and Pledge Agreement between Borrower and Lender of even date herewith, and (iii) a Second Amended and Restated Stock Pledge Agreement between Borrower and Lender of even date herewith (collectively, the "Collateral Documents"). The payment and performance of the Origen Notes is guaranteed by Bingham Financial Services Corporation as evidenced by a Second Amended and Restated Guaranty of even date herewith (the "Guaranty"). The Loan Agreements, Origen Notes, Collateral Documents and Guaranty together with all other documents, agreements and instruments executed in connection therewith, are collectively referred to as the "Enumerated Loan Documents."

         D. SCOLP and Woodward entered into an Amended and Restated Participation Agreement dated as of March 22, 2002, as amended by the First Amendment to Amended and Restated Participation Agreement dated as of June 18, 2002 and Second Amendment to Amended and Restated Participation Agreement dated as of August 12, 2002 (the "Original

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Participation Agreement") under which Woodward purchased a participation in the
Participation Loan (as defined in Section 1 below). SCOLP assigned its rights, duties and obligations in the Original Participation Agreement to Lender pursuant to an Assignment of Loans of even date herewith.

         E. Lender has agreed to sell and Woodward has agreed to purchase an additional participation interest in the Participation Loan on the terms and conditions herein set forth.

         F. Lender has agreed to sell and the Trust has agreed to purchase a participation in the Participation Loan on the terms and conditions herein set forth.

         G. Lender, Woodward and the Trust desire to amend and restate the Original Participation Agreement in its entirety in accordance with the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual undertakings herein contained, Lender and Participants hereby agree as follows:

         1. Participation. SCOLP has previously sold and Woodward has previously purchased a participation interest (a "Participation") in the Line of Credit. Lender hereby sells and Woodward hereby purchases an additional Participation in the Line of Credit and the Term Loan so that Woodward's Participation in the Origen Loans as a whole and in each of the Line of Credit and the Term Loan separately is as set forth on the attached Exhibit A. Lender hereby sells and the Trust hereby purchases a Participation in the Line of Credit and the Term Loan so that the Trust's Participation in the Origen Loans as a whole and in each of the Line of Credit and the Term Loan separately is as set forth on the attached Exhibit A. Exhibit A also sets forth (i) Lender's retained interest in the Origen Loans as a whole and in each of the Line of Credit and the Term Loan separately, (ii) the amount of the Shared Committed Amount (as defined below),
(iii) each party's Participation Percentage, and (iv) the amounts of an Non-Participation Loans (as defined below) made by any party. The percentage of each Participant's participation interest in the Shared Committed Amount, subject to adjustment in accordance with Section 3 below, shall be such Participant's "Participation Percentage". The "Shared Committed Amount" means the committed principal lending limit shared by the parties hereto under the Origen Loans as set forth on Exhibit A. The "Participation Loan" shall mean the Shared Committed Amount allocated to the Term Loan plus the Shared Committed Amount allocated to the Line of Credit (including any amounts outstanding on the date hereof and any Shared Committed Advances (as defined below) made hereafter), each as set forth on Exhibit A, together with any Future Advances (as defined in Section 3) in which Lender and Woodward from time to time acquire and hold an interest pursuant to Section 3. The "Loan Documents" shall mean all documents, agreements and instruments executed in connection with the Participation Loan, including, without limitation, the Enumerated Loan Documents. The interest of each Participant under this Agreement shall include but not be limited to (a) participation in (i) the currently outstanding amounts up to the Shared Committed Amount under the Line of Credit and the Term Loan, including the right to receive payments of principal and interest payable under the Origen Notes, and (ii) participation in any advances made under the Line of Credit up to the Shared Committed




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         Amount thereunder ("Shared Committed Advances"), and (b) the right to
(i) receive a pro rata portion of the commitment fee paid and payable by Borrower with respect to the Shared Committed Amount, (ii) purchase, at its option, interests in Future Advances pursuant to Section 3, (iii) receive the proceeds received upon the disposition of the Collateral, and (iv) the benefits and burdens arising from the Loan Documents as each of the Loan Documents is amended by Lender (either individually or collectively) subsequent to the date hereof in accordance with the terms of this Agreement, all for the pro rata account and risk of each Participant to the extent of its Participation Percentage in the Participation Loan. Each Participant's right to receive its Participation Percentage in the interest, however, shall be limited to interest which accrues and is paid on or after the date such Participant pays Lender for its Participation in the Participation Loan. This Agreement constitutes a nonrecourse sale of a Participation equal to each Participant's Participation Percentage and shall not be construed as a loan by either Participant to Lender or as a sale of securities by Lender to either Participant or as creating any other relationship.

         2. Payment of Purchase Price.

                  a. Woodward has previously paid SCOLP the sum of $15,000,000 for the purchase of its undivided Participation in the Participation Loan. The Trust has paid Lender the sum of $2,500,000 for the purchase of its undivided Participation in the Participation Loan. During each calendar month during the term of this Agreement, Lender shall fund all Shared Committed Advances for the accounts of Lender and each Participant; provided, however, that each Participant shall be obligated to remit to Lender such Participant's Participation Percentage in such Shared Committed Advances in accordance with this Section 2.

                  b. If during any calendar month the aggregate Shared Committed Advances multiplied by Woodward's Participation Percentage exceed the aggregate repayments of principal with respect to the Participation Loan multiplied by Woodward's Participation Percentage by $500,000.00 or more, Woodward shall deliver immediately available funds to Lender no later than five (5) business days after the delivery of the monthly accounting required under Section 9 (or such other date, as mutually agreed by Lender and Woodward) in an amount equal to the total amount of the net Shared Committed Advance paid by Lender during such month multiplied by Woodward's Participation Percentage. If during any calendar month the aggregate Shared Committed Advances multiplied by Woodward's Participation Percentage exceed the aggregate repayments of principal with respect to the Participation Loan multiplied by Woodward's Participation Percentage, but by less than $500,000.00, Woodward's pro rata portion of the aggregate Shared Committed Advances shall be carried over to the following month or months until they equal or exceed $500,000.00 at the end of any month, at which time Woodward shall deliver to Lender Woodward's share of such net Shared Committed Advances in accordance with the procedure set forth above.

                  c. If during any calendar month the aggregate Shared Committed Advances multiplied by the Trust's Participation Percentage exceed the aggregate repayments of principal with respect to the Participation Loan multiplied by the Trust's Participation Percentage by $100,000.00 or more, the Trust shall deliver immediately available funds to Lender no later than



                                       3
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five (5) business days after the delivery of the monthly accounting required under Section 9 (or such other date, as mutually agreed by Lender and the Trust) in an amount equal to the total amount of the net Shared Committed Advance paid by Lender during such month multiplied by the Trust's Participation Percentage. If during any calendar month the aggregate Shared Committed Advances multiplied by the Trust's Participation Percentage exceed the aggregate repayments of principal with respect to the Participation Loan multiplied by the Trust's Participation Percentage, but by less than $100,000.00, the Trust's pro rata portion of the aggregate Shared Committed Advances shall be carried over to the following month or months until they equal or exceed $100,000.00 at the end of any month, at which time the Trust shall deliver to Lender the Trust's share of such net Shared Committed Advances in accordance with the procedure set forth above.

                  d. Each Participant shall remit the purchase price for its Participation in the Shared Committed Amount (including any Shared Committed Advance) by wire transfer, in accordance with the following wire instructions:

         Bank:  Bank One, 611 Woodward Avenue, Detroit, MI 48226
         ABA #072000326
         For Credit to Sun Home Services, Inc.
         Account #1404854

         Each Participant's Participation under this Agreement with respect to the Shared Committed Amount under the Origen Notes or any Shared Committed Advances shall be effective as of the day the purchase price for such Participation interest is received by Lender. The obligation of each Participant to provide Lender with the purchase price of such Participant's Participation in any Shared Committed Advance is irrevocable and shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment that such Participant may have or have had against Lender.

         3. Future Advances.

                  a. If Lender or either Participant (an "Advancing Party"), desires to loan money to Borrower after the date hereof (in addition to, and exclusive of, any Shared Committed Advances) (a "Future Advance"), the Advancing Party shall send the other parties to this Agreement (the "Other Parties") a notice of the amount and other terms of the Future Advance; provided, however, that an Advancing Party shall not be required to deliver such notice to the Other Parties until such time as all Future Advances made by such Advancing Party hereunder, in the aggregate, equal or exceed $1,000,000.00. Each Other Party shall then have the right (but not the obligation) to purchase a participation interest in the Future Advance equal to such Other Party's then current Participation Percentage. If an Other Party does not respond to the Advancing Party's notice within five (5) business days after the Other Party's receipt of such notice (or such other date, as mutually agreed by the Advancing Party and the Other Party), the Other Party shall be deemed to have declined to purchase a participation interest in the Future Advance. If an Other Party wishes to purchase a participation interest in the Future Advance, the Other Party shall deliver immediately available funds to the Advancing Party no later than five



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(5) business days after the Advancing Party funds the Future Advance (or such other date, as mutually agreed by the Advancing Party and the Other Party) in an amount equal to the product of (i) the percentage interest purchased by the Other Party in the Future Advance, multiplied by (ii) the total amount of the Future Advance. Any participation in a Future Advance by an Other Party shall be effective as of the day the purchase price for such participation interest is received by the Advancing Party. To the extent an origination fee shall be payable by Borrower in connection with any Future Advance, the Advancing Party shall remit to or give a credit for a portion of such origination fee to the extent of each Other Party's percentage interest in the total amount of the Future Advance. If an Other Party purchases a participation interest in any Future Advance, each Participant's Participation Percentage in the Participation Loan shall be adjusted so that it is equal to (i) the total dollar amount of such Participant's advances under the Participation Loan (without giving effect to credits for or receipt of any origination fees), divided by (ii) the total principal amount of the Participation Loan.

                  b. If Lender or the Trust is the Advancing Party with respect to a Future Advance and Woodward does not purchase a participation interest in the Future Advance or if such Future Advance is not yet offered to the Other Parties in accordance with Section 3.a. above, then the entire amount of the Future Advance shall be a "Non-Participation Loan." Currently outstanding Non-Participation Loans are set forth on Exhibit A.

                  c. All indebtedness owing from Borrower to an Advancing Party under a Non-Participation Loan shall at all times be wholly subordinate and junior in right to payment in full of the Participation Loan and all Senior Debt (as defined in the Loan Agreements). Upon the request of the Other Parties, the Advancing Party agrees to enter into a subordination agreement reasonably acceptable to the Other Parties effecting such subordination upon the making of a Non-Participation Loan.

                  d. If an affiliate of Lender or either Participant is the lender of record with respect to any advance constituting any part of the Participation Loan or a Non-Participation Loan, upon the request of any party to this Agreement, the parties agree to enter into (and to cause their respective affiliates, as the case may be, to enter into) a mutually acceptable intercreditor agreement on terms substantially in accordance with this Agreement.

         4. Certificate of Participation. No participation certificate shall be issued by Lender to Participants as this Agreement alone shall evidence the Participants' participation interests in the Participation Loan.

         5. Receipt of Documents.

                  a. By entering into this Agreement, each Participant acknowledges that it has received and is satisfied with and hereby approves the form and substance of the Enumerated Loan Documents including any exhibits thereto.

                  b. Each Participant acknowledges that it has received the same information regarding the Borrower as has the Lender. Each Participant waives any right to require Lender to



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furnish or make available to such Participant any of the Lender's internal credit analysis of the Borrower. Any such analysis was prepared solely for internal purposes and each Participant acknowledges and agrees that it is not and would not be entitled to rely thereon in making its credit decision.

     6. Application of Payments.

                  a. Promptly upon receipt by Lender of any payment of interest on the Participation Loan, Lender shall remit to each Participant its share thereof in an amount equal to the amount of the interest payment multiplied by such Participant's Participation Percentage in the Participation Loan (after deducting any amount due from such Participant to Lender under this Agreement). Lender shall hold all repayments of principal on the Participation Loan during any calendar month for the accounts of both Lender and the Participants; provided, however, that Lender shall be obligated to remit to each Participant its share thereof in an amount equal to the aggregate repayments of principal multiplied by such Participant's Participation Percentage in the Participation Loan (after deducting any amount due from such Participant to Lender under this Agreement) in accordance with this Section 6.

                  b. If during any calendar month the aggregate repayments of principal with respect to the Participation Loan multiplied by Woodward's Participation Percentage exceed the Shared Committed Advances multiplied by Woodward's Participation Percentage by $500,000.00 or more, Lender shall deliver immediately available funds to Woodward no later than five (5) business days after the delivery of the monthly accounting required under Section 9 (or such other date, as mutually agreed by Lender and Woodward) in an amount equal to the total amount of the net repayments of principal received during such month multiplied by Woodward's Participation Percentage. If during any calendar month the aggregate repayments of principal multiplied by Woodward's Participation Percentage exceed the aggregate Shared Committed Advances multiplied by Woodward's Participation Percentage, but by less than $500,000.00, such net repayments of principal shall be carried over to the following month or months until they equal or exceed $500,000.00 at the end of any month, at which time Lender shall deliver to Woodward its share of such net repayments of principal in accordance with the procedure set forth above.

                  c. If during any calendar month the aggregate repayments of principal with respect to the Participation Loan multiplied by the Trust's Participation Percentage exceed the Shared Committed Advances multiplied by the Trust's Participation Percentage by $100,000.00 or more, Lender shall deliver immediately available funds to the Trust no later than five (5) business days after the delivery of the monthly accounting required under Section 9 (or such other date, as mutually agreed by Lender and the Trust) in an amount equal to the total amount of the net repayments of principal received during such month multiplied by the Trust's Participation Percentage. If during any calendar month the aggregate repayments of principal multiplied by the Trust's Participation Percentage exceed the aggregate Shared Committed Advances multiplied by the Trust's Participation Percentage, but by less than $100,000.00, such net repayments of principal shall be carried over to the following month or months until they equal or exceed $100,000.00 at the end of any month, at which time Lender shall deliver to the



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Trust its share of such net repayments of principal in accordance with the procedure set forth above.

                  d. Without limiting the foregoing, all payments of principal and interest received by the Lender from the Borrower (whether with respect to the Participation Loan or a Non-Participation Loan and whether any such Non-Participation Loan is evidenced by the Enumerated Loan Documents or other Loan Documents) shall be applied first to the respective accounts of Lender and each Participant in accordance with their interests in the Participation Loan and then to amounts owing under any Non-Participation Loan.

         7. Reports, Notice of Default, etc. Lender shall promptly furnish to each Participant copies of all reports and financial statements received from Borrower pursuant to the Loan Documents. Lender shall have no responsibility to either Participant for any errors or omissions in any such reports, financial statements or other information and shall not otherwise be liable to either Participant for failing to comply with the provisions of this Section, unless such failure is due to Lender's gross negligence or willful misconduct.

         Lender shall promptly notify each Participant of the occurrence of any Event of Default, as defined in the Loan Documents, of which the officer of Lender responsible for the Origen Loans has actual knowledge. Similarly, each Participant will promptly notify Lender and the other Participant of the occurrence of any Event of Default under the Loan Documents of which the officer of such Participant responsible for administration of such Participant's interest has actual knowledge. Failure to give any notice required under this Section shall not result in any liability of the any party to the other parties, or relieve the parties from any of their obligations hereunder.

         8. Loan Documents. Lender shall hold all Loan Documents delivered in connection with the Participation Loan for the benefit of itself and the Participants in accordance with their respective proportionate shares. Lender shall at all times keep proper books of account and records at its principal office reflecting each Participant's proportionate share in the Participation Loan, which records shall be accessible for inspection by each Participant at all reasonable times during business hours and upon reasonable notice to Lender.

         9. Servicing of Participation Loan; Management and Enforcement of Loan Documents. Lender shall be responsible for the normal routine servicing of loan advances and payments under the Participation Loan on behalf of itself and each Participant in accordance with the terms of this Agreement. No later than three
(3) business days after the end of each calendar month during the term of this Agreement, Lender shall deliver to each Participant an accounting of all advances, repayments and other activity with respect to the Participation Loan. However, so long as Woodward has any outstanding Participation interest in the Participation Loan, Lender and Woodward shall jointly manage and enforce the terms of the Loan Documents. Specifically, without the prior written consent of Woodward, Lender shall not (i) agree to any amendment or modification of any of the Loan Documents of any kind or nature, (ii) waive any condition or provision of the Loan Documents, (iii) declare any Event of Default or enforce any remedy under the Loan Agreements or provided by law or in equity (whether such Event of Default arises in



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whole or in part from any Non-Participation Loan), or (iv) release any
Collateral securing the Participation Loan.

         10. Collection After Maturity. If Lender liquidates Collateral or receives a payment after maturity of the Participation Loan, by acceleration or otherwise, and whether pursuant to a demand for payment or as a result of legal proceedings against Borrower or through payment by or action against any other person in any way liable for the indebtedness evidenced by the Loan Documents, or from any source whatsoever, such payment shall be applied in the following order:

                  a. To the unreimbursed costs and expenses, including attorney's fees, incurred by Lender or Participants, in effecting such recovery or in enforcing any right or remedy under the Loan Documents or in realizing upon the Collateral;

                  b. To accrued interest payable under the Participation Loan, of which the portion due to each Participant shall be paid to each Participant;

                  c. To the unpaid principal amount of the Participation Loan, of which the portion due to each Participant shall be paid to each Participant; and

                  d. To the unpaid principal, interest and origination fees payable with respect to any Non-Participation Loan (whether any such Non-Participation Loan is evidenced by the Enumerated Loan Documents or other Loan Documents).

         The foregoing notwithstanding, it is expressly understood that if any loss (including any un-reimbursed expenses in connection with the Loan Documents) is sustained with respect to the Participation Loan, that portion of the total loss which is equal to each Participant's Participation Percentage shall be borne by such Participant with the balance of the loss being borne by Lender.

         11. Adjustments to Payments.

                  a. If (i) Lender shall pay an amount to a Participant pursuant hereto in the belief or expectation that a related payment has been or will be received or collected in connection with the Participation Loan, and (ii) such related payment is not received or collected by Lender, then such Participant will, within three (3) business days of demand by Lender, return such amount to Lender, together with interest thereon at the overnight Federal Funds Rate. The Federal Funds Rate shall be the weighted average of the rates on overnight Federal Funds transactions, with members of the Federal Reserve System only, arranged by federal funds brokers, as published as of such day by the Federal Reserve Bank of New York.

                  b. Notwithstanding anything to the contrary contained herein, if Lender determines at any time that any amount received or collected by Lender with respect to the Participation Loan must be returned to Borrower or paid to any other person or entity pursuant to any insolvency law or sharing clause or otherwise, then Lender will not be required to distribute any portion thereof to Participants and each Participant will, within three (3) business days of


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demand by Lender, repay any portion thereof that Lender shall have distributed to such Participant, together with interest thereon at such rate(s), if any, as Lender shall be required to pay to Borrower or such other person or entity with respect thereto.

                  c. If either Participant shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of its Participation in excess of its Participation Percentage of payments on account of the Participation Loan, such Participant shall promptly remit such excess to Lender.

         12. No Recourse; Limitation of Lender's Liability. Lender's only obligation to Participants with respect to any payment of principal or of interest on the Participation Loan or for any fees or other amounts payable by Borrower under any of the Loan Documents shall be to remit to each Participant its share of any such payment if, when, and as received by Lender. Neither Lender nor either Participant shall have any recourse against another party to this Agreement as a result of Borrower's failure to make any payment due under the Participation Loan or for any fee or other amounts payable by Borrower under the Loan Documents. Neither Lender nor either Participant shall have any responsibility with respect to any representations, warranties or statements made by Borrower in the Loan Documents. All losses, including but not limited to those resulting from the foregoing matters, shall be borne by the parties in proportion of their respective proportionate shares of the Participation Loan.

         Although Lender will exercise the same care in administering the Participation Loan as if the Participation Loan were made entirely for Lender's own account, Lender shall have no liability to either Participant for any loss except for any actual loss suffered by such Participant due to Lender's own gross negligence or willful misconduct.

         Without limiting the foregoing, Lender shall be fully protected in relying upon any certificate, document or other communication which appears to it to be genuine and to have been signed or presented by the proper person or persons and upon the advice of legal counsel, independent accountants and other appropriate experts (including those retained by Borrower), and shall not be required to make any inquiry concerning the performance by Borrower of its obligations under or compliance by Borrower with the terms and conditions of any of the Loan Documents. Except as otherwise expressly set forth herein, Lender shall not be deemed to be a trustee or fiduciary for either Participant in connection with this participation, the Origen Loans or any Loan Documents, and has no duties to either Participant.

         13. Reimbursement and Indemnification.

                  a. Except as otherwise provided in this Agreement, Lender and each Participant (the "Indemnifying Party") shall reimburse each of the other parties (the "Indemnified Parties") immediately on demand for each Indemnified Party's proportion of all out-of-pocket expenses, including reasonable attorney's fees, incurred by such Indemnified Party in connection with the making, managing, or collection of the Participation Loan or Collateral or any portion thereof, to the extent not recovered from Borrower, and shall indemnify and hold the Indemnified Parties harmless from and against the Indemnifying Party's proportion of the amount of any costs, expenses (including reasonable attorneys' fees and disbursements), claims, damages, actions, losses or liabilities, that the Indemnified Parties may suffer or incur in connection with this Agreement or any of the Loan Documents, or the transactions contemplated hereby or thereby, or any action taken or omitted to be taken by the Indemnifying Party hereunder or thereunder (collectively, the "Liabilities"). Notwithstanding the foregoing, however, the Indemnifying Party shall have no obligation to reimburse the Indemnified Parties for any of the Indemnified Parties' fees or costs incurred in connection with the negotiation, drafting or execution of this Agreement. In the event that an Indemnified Party recovers any such amounts from Borrower after the Indemnifying Party has reimbursed such Indemnified Party for its proportion of any or all such Liabilities, such Indemnified Party shall return to the Indemnifying Party its proportion of the amounts recovered from Borrower. Notwithstanding anything else set forth in this Agreement, the obligations and indemnities under this paragraph shall survive the payment in full of the Participation Loan and termination of the Loan Documents and this Agreement.

                  b. In the event that the Indemnifying Party does not, on the date on which the Indemnifying Party is advised by an Indemnified Party of the payment by such Indemnified Party of any of the foregoing Liabilities, pay such Indemnified Party in the amount of its proportionate share of Liabilities, the Indemnifying Party shall pay such Indemnified Party, for each day until the date of delivery to such Indemnified Party of such amount in immediately available funds, interest on its proportionate share of the Liabilities at a rate equal to the overnight Federal Funds Rate.

         14. Other Relationships with Borrower.

                  a. Lender and each Participant may accept deposits from, make loans or otherwise extend credit to Borrower (in compliance with Section 3), and generally engage in any kind of financial services business with Borrower, or any affiliate of Borrower, and receive payment on such loans or extensions of credit (subject to Section 3) and otherwise act with respect thereto fully and without accountability to the other parties to this Agreement in the same manner as if the Participation did not exist and the transactions described herein were not in effect.

                  b. No Other Party shall have any interest in any collateral (other than the Collateral) to support any Non-Participation Loans made by an Advancing Party to or for the account of Borrower. Any payment by Borrower to an Advancing Party under any Non-Participation Loans (whether voluntary, involuntary, through the exercise of a right of setoff or otherwise) shall be applied first in reduction of amounts outstanding under the Participation Loan.

                  c. No Advancing Party shall have any obligation to make any claim against, or assert any lien upon or right of setoff against, any property held by such party as security for a Non-Participation Loan which does not constitute Collateral security for the Participation Loan.

         15. Lender's Warranties. Lender represents and warrants that:

                  a. Except pursuant to the Original Participation Agreement, it has not heretofore sold, assigned or otherwise disposed of any interest in the Origen Loans.

                  b. It has full power and authority to enter into and perform this Agreement and the officer(s) of Lender signing the Agreement on behalf of Participant have been duly authorized to do so.

                  c. It will remain in possession of the original Loan Documents or duplicate original copies of the Loan Documents.

                  d. The principal amount outstanding as of the date of this Agreement under the Origen Notes is $50,470,676.92.

                  e. Lender's officer responsible for the Origen Loans is not aware of the existence of any Event of Default as defined in the Loan Documents as of the date of this Agreement.

         Lender and each Participant agree that Lender has not made and shall not at any time be deemed to have made any further representation or warranty, express or implied, with respect to (i) the due execution, authenticity, legality, accuracy, completeness, validity or enforceability of any of the Loan Documents, (ii) the financial condition or creditworthiness or insolvency of Borrower or any other entity which may have liability for the Participation Loan, or the collectibility of the Participation Loan, or (iii) any other matter having any relation to the Participation, the Participation Loan or the Loan Documents.

         16. Participants' Warranties. Each Participant represents, warrants and acknowledges that:

                  a. It has full power and authority to enter into and perform this Agreement and the officers of such Participant signing the Agreement on behalf of such Participant have been duly authorized to do so.

                  b. It has reviewed and approved the form and substance of each of the Enumerated Loan Documents.

                  c. Its decision to purchase this Participation and any future decisions it makes with respect to its Participation in the Participation Loan was based and will be based solely on its own independent evaluation of the Participation Loan, the creditworthiness of Borrower and any other entity which may have liability for the Participation Loan, and its own investigation of the legality, sufficiency, and enforceability of the Loan Documents, and of the risks involved in the transactions contemplated in the Loan Documents and it is not and will not rely on Lender with respect thereto.

         17. Assignment Upon Certain Events. Lender hereby assigns and transfers to each Participant all right, title and interest of Lender, if any, in and to such Participant's Participation interest in the Participation Loan; provided, however, that, notwithstanding anything to the contrary herein, such assignment shall become effective only upon the occurrence of an Assignment Event (as defined below). An "Assignment Event" shall have occurred if (a) Lender ceases doing business or Lender's existence is terminated by sale, dissolution, merger or otherwise, (b) any assignment is made for the benefit of Lender's creditors,
(c) any receiver of Lender is appointed, (d) any insolvency, liquidation or reorganization proceeding under the U.S. Bankruptcy Code or otherwise shall be filed by or against Lender, or (e) an event of default shall have occurred under, and the payment of any indebtedness of Lender shall have been accelerated under, the terms of any loan agreement pursuant to which Lender has incurred debt. Upon an Assignment Event, Lender shall execute and deliver or cause to be executed and delivered such further instruments of conveyance, assignment and transfer and shall take such other action as either Participant may reasonably request to give effect to the foregoing assignment.

         18. Termination. This Agreement shall terminate upon the complete payment of all amounts due and satisfaction of all obligations of the Borrower under the Participation Loan.

         19. Notices. All notices, demands, consents, approvals and other communications hereunder (collectively, "notices") shall be in writing or by facsimile transmission and delivered to the parties at their respective addresses set forth below, and the same shall be deemed to have been given or made when delivered by courier or if made by facsimile transaction, upon receipt of the answer back code of the designed party after transmission to the designated party or if made by mail, then three days after having been deposited in the United States mail, postage prepaid by registered or certified mail.

                  Woodward:         Woodward Holding, LLC
                                    2300 Harmon Road
                                    Auburn Hills, MI 48326
                                    Attn: Paul Halpern
                                    Telephone:  (248) 340-2264
                                    Facsimile:  (248) 340-2258

                  With a copy to:   Woodward Holding, LLC
                                    2300 Harmon Road
                                    Auburn Hills, MI 48326
                                    Attn: Alan L. Schlang
                                    Telephone:  (248) 340-2170
                                    Facsimile:  (248) 340-2175

                  The Trust:        The Milton M. Shiffman Spouse's Marital
                                    Trust under Trust Agreement dated
                                    April 22, 1994
                                    One Woodward Avenue, Suite 2400
                                    Detroit, MI 48226
                                    Attn: Arthur A. Weiss

                                    Telephone:  (313) 961-8380
                                    Facsimile:  (313) 961-8358

                  With a copy to:   Jaffe, Raitt, Heuer & Weiss, P.C.
                                    One Woodward Avenue, Suite 2400
                                    Detroit, MI 48226
                                    Attn: Joel S. Golden
                                    Telephone:   (313) 961-8380
                                    Facsimile:   (313) 961-8358

                  Lender:           Sun Home Services, Inc.
                                    31700 Middlebelt Road, Suite 145
                                    Farmington Hills, Michigan 48334
                                    Attn: Gary A. Shiffman
                                    Telephone:   (248) 932-3100
                                    Facsimile:   (248) 932-3072

                  With a copy to:   Jaffe, Raitt, Heuer & Weiss, P.C.
                                    One Woodward Avenue, Suite 2400
                                    Detroit, MI 48226
                                    Attn: Matthew Murphy
                                    Telephone:   (313) 961-8380
                                    Facsimile:   (313) 961-8358

         20. Assignments; Successors and Assigns. Each Participant warrants and represents to Lender that its Participation in the Participation Loan was or is being purchased for its own account and not for the purpose or intent of resale. Each Participant hereby acknowledges that in reliance upon the foregoing warranty and representation of such Participant, Lender has not registered this loan participation under the Federal Securities Act of 1933 (as amended) or under any state or local laws. Except as otherwise permitted in this Agreement, neither Lender nor either Participant shall sell, pledge, assign or otherwise transfer all or a portion of its interest in the Participation Loan or any of its rights or obligations under this Agreement without the prior written consent of the other parties. Subject to the foregoing, all provisions contained in this Agreement or related hereto shall inure to the benefit of and shall be binding upon the respective permitted successors and assigns of Lender and each Participant.

         21. No Partnership; No Trust. Neither the execution of this Agreement, nor any agreement to share in the profits or losses arising as a result of the Participation created hereby, is intended to be or to create, nor will be construed to be or create, a partnership, joint venture or other joint enterprise between Lender and Participants.

         Neither the execution of this Agreement, nor Lender's holding the Loan Documents in its own name, nor the servicing of the Participation Loan by Lender, nor any other right, duty, or obligation of Lender under or pursuant to any Loan Document or this Agreement, is intended to be or to create, nor will be a constructive trust or other fiduciary relationship between Lender and either Participant. Notwithstanding the foregoing, (a) Lender and each Participant agree that any payment relating to a purchase of a participation interest by any party to this Agreement received by another party pursuant to
Section 2 or 3 shall not be deemed to be the property of the receiving party and shall be held in trust by the receiving party for the benefit of the purchasing party until either (i) advanced by the receiving party under an advance request or (ii) applied by the receiving party as reimbursement for an advance made by the receiving party prior to receipt by the receiving party of an amount equal to the purchasing party's participation percentage in such advance, and (b) Lender agrees that a pro rata portion (based on each Participant's Participation Percentage) of (i) any proceeds of Collateral received by Lender, and (ii) any payments of principal, interest, penalties, fees or costs received by Lender with respect to the Participation Loan, shall not be deemed to be the property of Lender and shall be held in trust by Lender for the benefit of each Participant until remitted to each Participant in accordance with this Agreement.

         22. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan.

         23. Captions. The paragraph captions in this Agreement have been inserted solely for ease of reference, and are not a part of this Agreement.

         24. Entire Agreement. This Agreement embodies the entire agreement and understanding between Lender and Participants and supersedes any and all prior agreements and understandings with respect to the subject matter hereof, including, without limitation, the Original Participation Agreement. This Agreement may not be amended or in any manner modified unless such amendment or modification is in writing and signed by all parties. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. If any provision hereof would be invalid under applicable law, then such provision shall be deemed to be modified to the extent necessary to render it valid, while most nearly preserving its original intent; no provision hereof shall be affected by another provision being held invalid.

25. Dispute Resolution. Any and all disputes, controversies or claims arising out of or related in any way to this Agreement shall be resolved as provided in this Section 25; provided, however, that any party may seek a preliminary injunction or other provisional judicial relief if, in its judgment, such action is necessary to avoid irreparable damage or to preserve the status quo. Despite any such action, the parties will continue to participate in good faith in the procedures set forth in this Section 25. The parties shall meet promptly to make a good faith effort to resolve any dispute arising under this Agreement. If the good faith attempts to resolve the dispute are unsuccessful, the parties shall submit such dispute to arbitration. All such arbitration proceedings shall be held in the Detroit, Michigan metropolitan area and shall be conducted under the rules of the American Arbitration Association (the "Rules"). A single arbitrator (the "Arbitrator") mutually agreeable to the parties shall preside over such proceedings and shall make all decisions with respect to the resolution of the dispute, controversy or claim between the parties. In the event the parties are unable to agree on the Arbitrator within fifteen

(15) days after either party has filed for arbitration in accordance with the Rules, they shall select a truly neutral arbitrator in accordance with the Rules for the selection of neutral arbitrators, who shall be the "Arbitrator" for the purposes of this Section 25. The decision of the Arbitrator shall be final and binding on the parties, and a judgment may be entered in a court of competent jurisdiction in order to enforce the Arbitrator's award. The parties shall be entitled to reasonable levels of discovery (as determined by the Arbitrator in his or her sole and absolute discretion) in accordance with the Federal Rules of Civil Procedure. The parties also hereby acknowledge that it is their intent to expedite the resolution of the dispute, controversy or claim in question, and that the Arbitrator shall schedule the timing of the hearing consistent with that intent. During the course of the proceedings, all fees to be paid to the Arbitrator, and all expenses incurred by the Arbitrator in connection with the arbitration, shall be borne equally by the parties. However, the Arbitrator shall award all costs, expenses and fees, including without limitation the Arbitrator's costs, expenses and fees and the prevailing party's reasonable attorneys' fees, to the party prevailing in the Arbitration as part of any award.

                            [signature page attached]

         IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Participation Agreement as of December 30, 2002.


                                     "LENDER"

                                     SUN HOME SERVICES, INC., a Michigan
                                     corporation

                                     By:   /s/  Jeffrey P. Jorissen
                                           -------------------------------------
                                     Its:  Chief Financial Officer
                                           -------------------------------------


                                     "WOODWARD"

                                     Woodward Holding, LLC,
                                     a Michigan limited liability company


                                     By:  /s/  Paul A. Halpern
                                        ----------------------------------------
                                           Paul A. Halpern, Manager



                                     "TRUST"


                                              /s/   Arthur A. Weiss
                                     -------------------------------------------
                                     Arthur A. Weiss, solely in his capacity as
                                     co-Trustee of the Milton M. Shiffman
                                     Spouse's Marital Trust under Trust
                                     Agreement dated April 22, 1994

                                              /s/  Lois T. Shiffman
                                     -------------------------------------------
                                     Lois T. Shiffman, solely in her capacity as
                                     co-Trustee of the Milton M. Shiffman
                                     Spouse's Marital Trust under Trust
                                     Agreement dated April 22, 1994